UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 25, 2003


                         Shire Pharmaceuticals Group plc
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             (Exact name of registrant as specified in its charter)


                                England and Wales
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                 (State or other jurisdiction of incorporation)


         0-29630                                           98-0359573
(Commission File Number)                       (IRS Employer Identification No.)

Hampshire International Business Park, Chineham, Basingstoke,
Hampshire RG24 8EP England
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(Address of principal executive offices)                      (Zip code)

Registrant's telephone number, including area code         44 1256 894 000



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          (Former name or former address, if changed since last report)

Item 5.  Other Events

     Shire Pharmaceuticals Group plc has issued the press release attached as
Exhibit 99.1 and incorporated by reference herein.

Item 7.  Financial Statements and Exhibits

     (c) Exhibits. The following exhibit is filed herewith:

99.1     Press Release dated February 25, 2003

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 25, 2003


                                  SHIRE PHARMACEUTICALS GROUP PLC

                                  By:    /s/ Angus Charles Russell
                                         ----------------------------------
                                         Name:  Angus Charles Russell
                                         Title:  Group Finance Director

                                  EXHIBIT INDEX


Number   Description

99.1     Press Release dated February 25, 2003